Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


       In connection with the report on Form 10-K of We Sell For U Corp. (the "Company") for the fiscal year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "report"), the undersigned, Peter James Lee, Chief Financial Officer of the Company, certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

       (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2)    The information  contained in the report fairly  presents,  in all
              material   respects,   the  financial   condition  and  result  of
              operations of the Company.


Date:  March 24, 2009


                                         /s/ Peter Lee
                                         -------------
                                         Peter James Lee
                                         Secretary and
                                         Chief Financial Officer
                                         (Principal Financial Officer)


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